                                                                  Exhibit 99.2

[WM LOGO]

                                     WATTAGE MONITOR

                                      BUSINESS MODEL
                                       PRESENTATION

                                      SEPTEMBER, 2000

[WM LOGO]

                                     WATTAGE MONITOR

                                       THE MARKET

                     - INDUSTRY LARGE - REVENUE = $200 BILLION

                     - FRAGMENTED - 3300+ ELECTRIC COMPANIES

                     - NO DOMINANT COMPANIES - LARGEST 5% OF NATIONAL
                                               MARKET

                     - THEREFORE - CONSUMER HAS CONSIDERABLE MARKET POWER

                     - WM STRATEGY - ASSESS AND MEET CONSUMERS NEEDS
                                     SUPPLIERS USE WM TO REACH CONSUMERS

[WM LOGO]

                                  WATTAGE MONITOR

                                  THE MACRO MODEL


                                                 TOTAL US
                                                 --------
           HOUSEHOLDS W/ CHOICE                  107MM
           % SWITCH                              30%
           % USE WM                              20%
                                                 --------
           SUBTOTAL                              6MM ROUNDED
           SHARE OF CUSTOMER ACQUISITION COST    50%
           RESIDENTIAL REVENUE                   $600MM
           FACTOR                                X2
           TOTAL REVENUE                         $1.2B
           COSTS                                 $400MM
                                                 ---------
           MARGIN                                $800MM


[WM LOGO]

                                     WATTAGE MONITOR

                                     THE MICRO MODEL


                                          2001
                                          ----
                                          BEGINNING             ENDING
                                          ---------             ------

# SWITCH/WEEK                             1000                  2000
SHARE OF CAC                              15%                   20%
RESIDENTIAL REVENUE RATE (ANNUALIZED)     $1.5MM                $4.2MM
X2 FOR COMMERCIAL                          X2                    X2
                                          ------                ------
TOTAL                                     $3.0MM                $8.4MM

EXPENDITURES $400/K MO.                   $4.8MM                $4.8MM


[WM LOGO]

                                  WATTAGE MONITOR

                                  EARLY EXPERIENCE

           ORIGINALLY RELEASED IN PENNSYLVANIA:


    POPULATION                    5 MILLION

    TOTAL SWITCHED                  375,000

    ACCESSED SYSTEM                  75,000

    SWITCHED AFTER WM                60,000


[WM LOGO]

                                 WATTAGE MONITOR

                                 RECENT EXPERIENCE


                - SAN DIEGO

                - 1000 PEOPLE ACCESSING SYSTEM PER WEEK

                - 100 CONVERTING PER WEEK

[WM LOGO]
                                       WATTAGE MONITOR

                                    COMPETITIVE STRENGTHS


                - ONLY WM HAS WEB LINKS WITH EVERY DEREGULATED STATE PUC
                  (EXCEPT NEW JERSEY)

                - SWITCHING RELATIONSHIPS WITH 70-75% OF SUPPLIERS COMPETING
                  FOR CUSTOMERS

                - PATENT POSITION

                - ELECTRICEYE

                - FIRST MOVER ADVANTAGE - TRADE ASSOCIATIONS, PORTALS

[WM LOGO]
                                       WATTAGE MONITOR

                                   SUPPLIER RELATIONSHIPS



                - DIRECT LINKS - CUSTOMERS CAN SWITCH ON-LINE

                - PASSWORD-PROTECTED ACCESS TO WM BACK-END TO AMEND RATES ETC

                - MARKET RESEARCH & TESTING

[WM LOGO]
                                    WATTAGE MONITOR

                                   ELECTRICITY.COMS


                - DIRECT SUPPLIERS
                  - UTILITY.COM
                  - ESSENTIAL.COM
                  - SMARTENERGY.COM
                  - GREENMOUNTAIN.COM
                  - ALL TRADITIONAL SUPPLIERS

                - INFORMATION SITES
                  - ENERGYGUIDE.COM
                  - LOWERMYBILLS.COM
                  - PORTALS

                - INFORMATION/SWITCHING SITES
                  - WATTAGEMONITOR.COM

[WM LOGO]
                                       WATTAGE MONITOR

                                     FINANCIAL - SHARES



              NO. OF SHARES OUTSTANDING                17,200,000 (FULLY DILUTED)

              MAJOR SHAREHOLDERS (54% OF TOTAL)

              - ROBERT LESSIN                           3,490,000

              - MANAGEMENT (SHARES)                     1,723,000

              - MANAGEMENT (OPTIONS)                      442,000

              - SALOMON SMITH BARNEY/CITIGROUP          2,217,000

              - STEVE KLEIN                             1,324,000

[WM LOGO]
                                       WATTAGE MONITOR

                                       THE TRANSACTION



                - $10,000,000
                - UNITS OF 3 SHARES & 1 WARRANT
                - REGISTERED WITHIN 60 DAYS
                  - CLOSED BEFORE
                  - OCTOBER 8TH
                  - ADDITIONAL WARRANT IF REGISTRATION DELAYED
                - WARRANT TERMS
                  - EXERCISE PRICE + 50%
                  - 5 YEAR EXPIRY
                  - UNDERLYING SHARES REGISTERED
                - EXISTING SHAREHOLDERS COMMITMENT FOR $2.5 MILLION
                - EXPECTED CLOSING OCTOBER 4TH

[WM LOGO]
                                   WATTAGE MONITOR



This document has been approved in the United Kingdom by Oakes, Fitzwilliams & Co. Limited for purposes of Section 57 of the Financial Services Act of 1986. Oakes, Fitzwilliams & Co. Limited is regulated by The Securities and Futures Authority Limited of the United Kingdom.

The Units will not be offered or sold by means of any document other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their business or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, as amended by the Public Offers of Securities (Amendment) Regulations 1999.

Oakes, Fitzwilliams & Co. Limited is acting for the Company in relation to the Placing and for no other person and accordingly will not be responsible to any other person for providing the protections afforded to its customers or advising any other person in relation to the Placing.

Neither Oakes, Fitzwilliams & Co. Limited nor any of its employees, affiliates, representatives or advisors makes any representation or warranty, express or implied, as to the accuracy or completeness of any of the information contained herein or of any written or oral communication transmitted or made available to a prospective investor, and each of such parties expressly disclaims any and all liability relating to or resulting from the use of such information and communications by a prospective investor or any of its affiliates, advisors or representatives.